TherapeuticsMD, Inc. 8-K

Exhibit 99.1

1 Investor Presentation October 2019 Building a Premier Women’s Health Portfolio

2 2 Forward - Looking Statements This presentation by TherapeuticsMD , Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY ® , ANNOVERA TM , BIJUVA ® and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan facility; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude the approval of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our licensees to commercialize a nd distribute our products; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trad ing price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

3 3 General Updates

No Image 4 4 ▪ ANNOVERA Test and Learn Market Introduction has begun ▪ Full launch expected in 1Q 2020 ▪ Current Test and Learn Market Introduction sales staffing ▪ 36 Sales Representatives from existing 190 territories will now promote ANNOVERA in addition to our other products ▪ 23 current Regional Sales Managers and 12 Compounding Key Account Managers will introduce ANNOVERA to the top targeted Health Care Practitioners outside of these 36 territories ▪ Unique commercial payer environment provides the expectation for initial net revenue of at least $1,100 per unit with the potential for improvement 1 ▪ Payer cycle expected to be considerably shorter than menopausal portfolio with 44% commercial coverage achieved in under one month of being available in the channel 2 ▪ ESI adjudicating ANNOVERA at Tier 3 as of September 2019 ANNOVERA Test and Learn Market Introduction Update 1 $1,100 assumes patients meeting the criteria of 1) commercially insured patient or 2) approved via a Medical Necessity Letter . Does not include cash pay sales. 2 MMIT September 2019 and Account Insights

5 5 ▪ Commercial payer environment for contraceptives provides patient affordability without the need for a TXMD open access program ▪ In 2012, the Affordable Care Act (ACA) required all health insurances to cover, without cost - sharing, the full range of contraceptive methods and services approved by the FDA as prescribed for women – 18 methods of birth control – at least one product in each method without a generic equivalent must be covered with no patient out - of - pocket costs – If a provider recommends a specific option or product, plans must cover it at no cost – ANNOVERA does not have a generic equivalent, creating a strong dynamic for coverage in all 50 states ▪ Affordable Care Act Implementation (Part XXVI) specifies: – “ I f an individual’s attending provider recommends a particular service or FDA - approved item based on a determination of medical necessity with respect to that individual, the plan or issuer must cover that service or item without cost sharing. The plan or issuer must defer to the determination of the attending provider.” – Typical response within 48 hours on decision ANNOVERA Unique Commercial Payer Environment

No Image 6 6 IMVEXXY

7 7 Focused on lifespan of the patient and healthcare provider’s needs ▪ Innovative products, chronic conditions, large markets ▪ 200 sales representatives focused on single call point ▪ Products transition from one to the next through the various stages of life • contraception  prenatal vitamins  contraception  vasomotor symptoms  vulvar and vaginal atrophy ▪ Patient cost conscious portfolio • Products with patient out - of - pocket costs as little as $35 with copay programs* • Possibility of no out - of - pocket costs for ANNOVERA Portfolio Approach to Women’s Health Sum of the Parts Prenatal Vitamins * Copay as little as $35 with commercial coverage. Offer not valid for patients enrolled in Medicare, Medicaid, or other federal or state health care programs (including any state pharmaceutical assistance programs). Program Terms, Conditions, and Eligibility Criteria apply.

TherapeuticsMD® (TXMD)

Focused on developing and commercializing products for women throughout their life cycles

	Imvexxy® (estradiol vaginal inserts) 4 mcg · 10 mcg	Bijuva 1mg/100mg (estradiol and progesterone) capsules	Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day
Key Value Proposition	Easy to use, lowest approved dose, designed to support patient compliance	First and only FDA-approved bio-identical combination product	First and only long-lasting (one year/13 cycles), procedure-free, patient-controlled, reversible birth control product
Affected US Population	32 million women[1,2]	36 million women[4]	43 million women[6]
US TAM Opportunity	>$20B[3]	>$25B[3,5]	$5B[7]
Status	Approved May 29, 2018 Launched August 2018	Approved October 28, 2018 Launched April 2019	Approved August 10, 2018 Test & Learn Introduction: 4Q19 Full scale launch expected: 1Q20

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171.
3) Based on market pricing of current FDA-approved HT products.
4) Derived from U.S. Census data on women in the age group who normally experience symptoms.
5) Based on pre-WHI annual scripts of FDA-approved HT products.
6) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker.
7) QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplanon/Implanon, Mirena family, Paragard and Liletta. Net sales as reported in company filings.

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9 9 The Scope of VVA in the US 64 Million Menopausal Women in the US 1 9 1. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 2 . Kingsberg SA et al. J Sex Med . 2017;14:413 - 424. 3. IMS Health Plan Claims (April 2008 - Mar 2011). menopausal women have symptomatic VVA 2 ~1 i n 2 or ~32M • 18% (~5.7M) are previous VVA therapy users who have discontinued 2 • 25% (~8M) are current/former Over - the - Counter (OTC) therapy users 2 (~16M) have received treatment 2 50% ...but ONLY are Treated with Prescription VVA Therapy 2,3 7% That means 93% are NOT Treated with Prescription VVA Therapy 2,3

No Image 10 10 Launch Approach Developed to Shift Entrenched Behavior Drive Share Momentum Through New Writers and Share of Existing Writers Drive Early Experience for a Differentiated Product Remove Barriers ▪ Open access approach only works for a product that delivers a good patient experience ▪ $ spent went toward copay program, removed barrier to HCP writing and less expensive than pushing early through DTC ▪ No new Estrogen product launched since 2000 ▪ Affordability a challenge for patients while insurance builds ▪ Prescribers typically slow writing during this phase because of lack of access ▪ Continuous unlocking of new levers as insurance adjudication normalizes

11 11 ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Easy to use without the need for an applicator ▪ Mess - free administration ▪ Use any - time of day ▪ L owest approved doses of estradiol 4 mcg and 10 mcg ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 ▪ PK data - No increase in systemic hormone levels beyond the normal postmenopausal range* ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience  High patient satisfaction resulting in high refill rates IMVEXXY is “Redefining Relief” A highly effective patient experience supported by strong clinical attributes *The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known.

Imvexxy (estradiol vaginal inserts)

August Launch Metrics

IMVEXXY Launch Metrics	
Total paid scripts[1] (August 1-31, 2019)	~44,600
Total patients (since launch through August 31, 2019)	~87,400
Total prescribers[2] (since launch through August 31, 2019)	~14,800

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

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13 13 Launch Results Remain Strong and On - Track: Strategy is Working References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patient data identified through utiliz ati on of our affordability program. This includes two weeks of estimation for the lag in reporting retail data, which can cause minor fluctuations in historical com parisons. 2. Osphena and Intrarosa data sourced from Symphony Health Integrated Dataverse . 3. Vagifem data sourced from IQVIA National Prescriber Level Data. 4. Market share data based on IQVIA prescriber level data plus additional unique patient data identified through utilization of our affordability program. All trademarks are the property of their respective owners. *Month 14 for IMVEXXY is August 2019 % Market Share Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 28,100 31,200 37,700 37,500 45,500 44,600 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 Market Share 0% 1% 2% 3% 3% 4% 5% 6% 6% 7% 8% 8% 9% 8,400 19,800 28,100 37,500 44,600 8,800 21,000 28,700 43,200 47,900 2% 4% 6% 8% 9% 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison

14 14 Continued Strong Patient Adherence IMVEXXY: 3.8 fills/yr 3 (through Aug) • Vaginal creams: average 1.5 fills/yr 4 • Vaginal tablets: average 3.5 fills/yr 4 IMVEXXY Patient Adherence 1,2 Month Initial Prescription Filled Average # Fills for Those Patients Maximum Allowable Fills Given the Month of Initial Fill Aug 2019 1 Fill 1 Fill Jul 2019 1.9 Fills 2 Fills Jun 2019 2.4 Fills 3 Fills May 2019 2.9 Fills 4 Fills Apr 2019 3.5 Fills 5 Fills Mar 2019 4.0 Fills 6 Fills Feb 2019 4.5 Fills 7 Fills Jan 2019 5.0 Fills 8 Fills Dec 2018 5.4 Fills 9 Fills Nov 2018 6.1 Fills 10 Fills Oct 2018 6.2 Fills 11 Fills Sep 2018 6.7 Fills 12 Fills Aug 2018 8.0 Fills 13 Fills Jul 2018 8.0 Fills 14 Fills 1) Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2) Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utiliza tio n of our affordability program. 3) Average number of fills for all patients is calculated as Total Rx / Total Patients. 4) Total Rx/Patient Count Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 6.1 fills from November 2018 through August 2019

15 15 Value of Additional Fills Percent of market based on patient count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M 6 Fills/year 5 Fills/year 4 Fills/year Percent of market based on patient Count of 2.3M and 5 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $230M $322M $414M $506M $100 $287.5M $402.5M $517.5M $632.5M Percent of market based on patient count of 2.3M and 6 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $276M $386.4M $496.8M $607.2M $100 $345M $483M $621M $759M Market opportunity is calculated by multiplying the number of patients on products annually times the market share times the ave rage number of fills per patient per year times the average potential net revenue per unit. At $100 average net revenue, the value pe r fill ranges from $57M to $126M, depending on market share.

16 16 The VVA Market Exceeds $1.7B Gross Revenue Annually Product 12 Months through June 2019 Total Units 1 Gross Dollars for 2018 1 Estrace ® Cream Brand & Generics 2,000,000 $554,450,000 Premarin® 1,190,000 $460,760,000 Vagifem ® Brand & Generics 1,500,000 $454,550,000 Estring® 259,000 $114,360,000 Osphena ® 217,000 $75,910,000 Intrarosa ® 209,000 $46,940,000 2018 Value of the VVA Market $1,700,000,000 1) Symphony Health Solutions PHAST Data powered by IDB; MBS dollars. All trademarks are the property of their respective owners.

17 17 Commercial Payer Status Plan % of Lives 1 Status 2 CVS 15.4% Adjudicating as of September 2019 ESI 15.3% Adjudicating as of 10/1/18 United 7.5% Adjudicating as of 3/1/19 Anthem 7.3% Adjudicating as of August 2018 Prime 6.5% Adjudicating as of 1/1/19 OptumRx 6.1% Adjudicating as of 1/1/19 Kaiser 4.7% In discussions Aetna 4.0% Awaiting decision ~1.8M of these lives are adjudicating Cigna 3.9% Adjudicating as of 12/15/18 EnvisionRx 1.8% Adjudicating as of 1/1/19 Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights New

Imvexxy
(estradiol vaginal inserts)

Medicare Part D Payer Status

Decisions Expected 3Q/4Q19

Top 6 Plans Account for ~78% of all Medicare Part D Pharmacy Lives

Plan	% of Lives[1]	Status[2]
United	20.7%	Adjudicating as of 2/1/19
Humana	17.9%	Decision expected 3Q/4Q19
CVS Caremark	14.1%	Decision expected 3Q/4Q19
Wellcare with Aetna lives	13.6%	Decision expected 3Q/4Q19
Express Scripts/ Cigna	8.5%	Decision expected 3Q/4Q19 ~1M of these lives are adjudicating as of June 2019
Kaiser	3.6%	Adjudicating maintenance pack as of 10/1/18 and starter pack as of 3/1/19

Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

[1] Plan numbers as of July 2019
[2] Adjudication status from MMIT September 2019 and Account Insights

TherapeuticsMD
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19 19 How Adjudication Rate * Will Change Over Time Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 50% 8% Contribution to Overall Adjudication Rate 0% 31% 3% Overall Adjudication Rate 34% (up from 27% in 1Q19) 2Q 2019 Actuals Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 47% 23% Overall Adjudication Rate 70% Target Adjudication in Second Half 2020 before Optimization Complete *Adjudication Rate= Percent of Business multiplied by percent of claims being covered. Chart 1 Chart 2 Column A Column B Column C IMVEXXY No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 62% 35% % Adjudicated 0% 87% 87% Contribution to Overall Adjudication Rate 0% 54% 31% Overall Adjudication Rate 85% Target Adjudication as Optimization is Complete Chart 3

20 20 • Improve mix of starter and maintenance packs • Increase Average Selling Price (ASP) • Increase copay for those without insurance • Set limits on patients with high deductibles • Negotiate lower rates as volume increases by leveraging portfolio of products (ANNOVERA) • Direct sales opportunities IMVEXXY Model Different Than Typical Pharmaceutical Launch Gross Revenue Patient Copay Assistance Wholesale Costs Pharmacy Discounts Payer Rebates Returns, Allowances & Other Accruals Where We Focused Net Revenue Cost of Sales Gross Margin Sales & Marketing Cost Copay Assistance substituted for Marketing Cost How to Optimize GTN

21 21 Example : How a Prescription is Paid & the Impact on Manufacturer Column A Column B Column C Column D Patient’s Insurance Doesn’t Cover Product Yet Commercial Insurance Used w/ Patient Deductible Not Yet Met & High Deductible Plans Commercial Insurance Used w/ Average Copay Medicare Part D Insurance Used w/ Average Copay Payment from Copay Card (cost to Manufacturer) $200 $200 $40 $0 Payment from Insurance Company $0 $0 $160 $195 Payment from Patient $ 35 $ 35 $ 35 $ 40 Total Amount Received by Pharmacy $235 $235 $235 $235 ▪ For columns A and B, the copay card covers most of the cost of the product for the patient ▪ For columns C and D, the insurance company pays most of the cost of the product for the patient

No Image 22 22 BIJUVA

23 23 Product Development Rationale ▪ 2002 Women’s Health Initiative (WHI) study showed that the long - term use of certain synthetic hormones (a combination of medroxyprogesterone acetate and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots – Prior to BIJUVA, all FDA - approved combination hormonal products contain a synthetic progestin and not a bio - identical progesterone ▪ After WHI, women and healthcare providers shifted to bio - identical hormone therapy as an alternative despite estradiol and progesterone combinations being unapproved drugs for use together ▪ Compounding filled the need for bio - identical hormone therapy ▪ All the major medical societies and the FDA encourage the prescribing of FDA approved hormones » NEED FOR AN FDA - APPROVED COMBINATION BIO - IDENTICAL HORMONE THEREAPY

Hormone Therapy Options for Vasomotor Symptoms Before BIJUVA

After WHI (2002), a majority of women and clinicians shifted to bio-identical hormone therapy[1]

FDA-APPROVED		NOT FDA-APPROVED
Combination Synthetic Estrogens + Progestins[2]	**Separate Bio-identical Estradiol & Progesterone**	**Compounded Bio-identical Estradiol + Progesterone**
~ 2.5 million total annual prescriptions[3]	~ 3.9 million total annual prescriptions (each)[1]	12 - 18 million total annual prescriptions[4]
Prempro®, Activella®, Angeliq®, Femhrt®, Climara Pro®, Combipatch®	Oral or transdermal estradiol & Prometrium®	Compounded estradiol + progesterone
FDA-approved	Not FDA-approved to be used together	Not FDA-approved
1 copay	2 copays	Often not covered by insurance
Insurance coverage	Insurance coverage	Almost 100% out of pocket

➢ **NEED FOR AN FDA-APPROVED COMBINATION BIO-IDENTICAL HORMONE THERAPY**

1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018
2) Products include synthetic progestin with synethetic or bio-identical estrogen.
3) Includes the following drugs: Activella®, FemHRT® , Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®
4) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications

All trademarks are the property of their respective owners.

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BIJUVA is indicated in a woman with a uterus for the treatment of moderate to severe vasomotor symptoms due to menopause

KEY CLINICAL ATTRIBUTES

- First and only bio-identical combination of estradiol to reduce moderate to severe hot flashes combined with progesterone to help reduce the risk to the endometrium
- Strong efficacy and safety data
- Sustained steady state of estradiol
- No clinically meaningful changes in weight or blood pressure
- No clinically meaningful changes in coagulation or lipid parameters
- No clinically meaningful changes in mammograms
- Clinically meaningful improvements in quality of life and sleep disturbance data
- High desired amenorrhea rates (no bleeding)

OTHER KEY ATTRIBUTES

- Once-a-day single oral softgel capsule – only continuous combined progesterone and estradiol product
- No peanut oil unlike other FDA-approved progesterone products
- One prescription, one copay
- BIJUVA is available in blister packages containing 30 capsules

Bijuva 1mg/100mg (estradiol and progesterone) capsules

References:
BIJUVA [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. Lobo RA, et al. *Obstet Gynecol.* 2018;132(1):161-170. Lobo RA, et al. North American Menopause Society Annual Meeting, October 3 – 6, 2018, San Diego, CA, USA, abstract number S-2.

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No Image 26 26 BIJUVA introduced into Bio - Ignite Channel, once payer coverage established Launched April 17, 2019 Target FDA - approved separate bio - identical Estrogen & Progesterone pills segment Q2 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A Large Target Market For BIJUVA 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications Q2 Q4 Reps directed to focus on ~10 prescribers in their territory until improved payer coverage

Bijuva 1mg/100mg
(estradiol and progesterone) capsules

August Launch Metrics

BIJUVA Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through August 31, 2019)	~14,200
Total paid scripts (August 1-31, 2019)	~5,300
Total patients (since launch through August 31, 2019)	~6,800
Total prescribers[2] (since launch through August 31, 2019)	~3,000

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for BIJUVA.

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28 28 Commercial Payer Update Coverage Decisions Expected by 4Q19 Plan % of Lives 1 Status 2 CVS 15.4% In discussions ESI 15.3% Adjudicating as of 4/19/19 United 7.5% Adjudicating as of 8/1/19 Anthem 7.3% In discussions Prime 6.5% In discussions OptumRx 6.1% Adjudicating as of 8/1/19 Kaiser 4.7% In discussions Aetna 4.0% Adjudicating as of 4/2019 Cigna 3.9% Adjudicating as of 9/2019 EnvisionRx 1.8% In discussions Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: BIJUVA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. Quicker Process to Payer Coverage than IMVEXXY ▪ Commercial segment represents vast majority of BIJUVA patients ▪ Expect 3 - 4 quarters coverage cycle (from launch) to secure commercial payers ▪ Amendments to the company’s existing payer contracts with little Medicare Part D 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights New

29 29 How Adjudication Rate * Will Change Over Time Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 89% 8% % Adjudicated 0% 38% 7% Contribution to Overall Adjudication Rate 0% 33.8% 0.6% Overall Adjudication Rate 34% (up from 25% in May) 2Q 2019 Actuals Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 89% 8% % Adjudicated 0% 75% 65% Contribution to Overall Adjudication Rate 0% 67% 5% Overall Adjudication Rate 72% Target Adjudication in Second Half 2020 before Optimization Complete *Adjudication Rate= Percent of Business multiplied by percent of claims being covered. Chart 1 Chart 2 Column A Column B Column C BIJUVA No Insurance Commercial Insurance Medicare Eligible Patients % of Business 3% 89% 8% % Adjudicated 0% 87% 87% Contribution to Overall Adjudication Rate 0% 78% 7% Overall Adjudication Rate 85% Target Adjudication as Optimization is Complete Chart 3

30 30 ▪ Unique compounded bio - identical hormone replacement therapy (CBRT) prescribers Identified: 10,759 ▪ 2,328 are identified as high - value CBHRT HCP’s targeted by Key Account Managers National Reach 105 Live Accounts 2,183 High Tier Targets 124 Contracting 10,759 CBHRT HCP’s In Vetting Process 80 Live Accounts 105 In Contracting Process 124 Compounding Pharmacy Onboarding Process and Status

31 31 Market Opportunity Market opportunity is calculated by multiplying the annual addressable market units (3.9M units of FDA - approved E+P plus the low - end of the estimated compounded market of 12M prescriptions) times the market share times the average potential net revenue per u nit . Total Addressable FDA Market: 3.9M Total Addressable Compounding Market: 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869M

No Image 32 32 ANNOVERA

No Image 33 33 U.S. Contraceptive Market $5B U.S. net sales 1 ~ 90M annual scripts to ~20M women 2 Complete control but no long acting benefits Long - acting benefits without a procedure offering complete control over fertility and menstruation Long - acting benefits but requires a procedure and does not offer complete control 1. QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. 2. Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2017 Oral contraceptives continue to lose market share (CAGR - 4.2% 2012 to 2017) to long acting methods 1

34 34 1 Lohr , et al. Use of intrauterine devices in nulliparous women. Contraception 95 (2017); 529 - 537 Access Attributes ▪ Market shift to long - acting contraception ▪ Offer women a long - term birth control option without requiring a procedure for insertion and removal like IUDs or Implants ▪ Available to all prescribers – no special training, equipment, or inventory ▪ Acceptable for women who haven’t had a child (nulliparous) or are not in a monogamous relationship 1 ▪ “Vaginal System” – the only product in a potential new category of contraception with potential for $0 co - pay ▪ Does not require refrigeration

Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

Clinical Attributes

- Only FDA-approved long-lasting reversible birth control that doesn't require a procedure or repeat visit
  - Empowers women to be in control of their fertility and menstruation
  - ANNOVERA is the only user-directed single 12-month birth control product (used in repeated 4-week cycles for 13 cycles)
- Highly effective in preventing pregnancy when used as directed (97.3%)
- High patient satisfaction in clinical trials (phase 3 acceptability study of 905 women)[1]
  - 89% overall satisfaction, adherence (94.3%) and continuation (78%)
- Softer and more pliable than NuvaRing®
- Only product with new novel progestin - segesterone acetate[2]
  - No androgenic or glucocorticoid effects at contraceptive doses*
- Low rates of discontinuation related to irregular bleeding (1.7%)

[1] Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.
[2] Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-636

*Based on pharmacological studies in animals and in vitro receptor binding studies. The clinical significance is not known.

All trademarks are the property of their respective owners.

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Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

High Patient Satisfaction

- **Phase 3 acceptability study (n=905 subjects)[1]**
- **Overall, nearly 90% of women in a global clinical trial were satisfied with ANNOVERA as a form of contraception**
  - **Most women ranked ANNOVERA highly in characteristics related to:**
    - **- Ease of use**
    - **- Comfort**
    - **- Expulsion**
    - **- Physical effects during sexual activity**
- **High rates of adherence (94.3%)[2] and continuation (78%)**

Ease of Use			
Ease of inserting (N=905)	Ease of removing (N=905)	Ease of remembering CVS insertion (N=905)	Ease of remembering CVS removal (N=905)
90.8% (n=823)	**88.2% (n=798)**	**87.6% (n=793)**	**85.2% (n=771)**

[1]Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.
[2]Adherence is defined as following the 21-day-in/7-day-out cyclic regimen and not removing the vaginal system >2 hours in the preceding cycle.

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Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

Launch Approach

Test and Learn Market Introduction Underway

Pre-Launch Activities		National Launch
▪ WAC Price set at $2,000/ unit (1 year) ▪ Continued dialogue with FDA regarding potential ACA decision designating ANNOVERA as a new method of contraception ▪ Started payer discussions	▪ Test and learn market introduction underway ▪ Production ramps to ~10,000 units for the 4Q19	▪ Initial focus on OBGYN target overlap with Menopause Products ▪ Early consumer focus given how influential women are in the choice of birth control ▪ Full-scale production anticipated 1Q20
3Q 2019	4Q 2019	1Q-3Q 2020

TherapeuticsMD® For Her. For Life. 37

38 38 ▪ Broad - based product – a single contraceptive product for most patient and prescriber types ▪ Supports patient preference ▪ Amenable to women of all reproductive ages and demographics ▪ Highly effective ▪ Self - administered, long - lasting product that is reversible ▪ Nulliparous women (never had a child before) ▪ Between children – birth spacing ▪ Women not in monogamous relationships ▪ Ideal for adolescents of reproductive age who don’t want to take a product everyday, but don’t want a procedure or nulliparous or non - monogamous ▪ College women – no need for monthly refills ▪ Women in the military – control fertility for 1 year Patient Types

39 39 ▪ ESI adjudicating ANNOVERA at Tier 3 as of September 2019 ▪ Anthem adjudicating ANNOVERA at Tier 3 with no copay as of August 2019 1 ▪ Kaiser Washington ACA drug list covers ANNOVERA at no copay 1 ▪ Cigna adjudicating ANNOVERA at Tier 3 as of August 2019 1 ▪ Starting on January 1, 2020, New York state insurance law requires coverage for all contraceptives, including ANNOVERA, with no copay 2 ▪ Currently with the addition of New York, 19 states, plus Washington, D.C., require insurance plans to cover all contraceptives that do not have a generic equivalent Recent Payer Updates ANNOVERA has 44% Unrestricted Coverage in Commercial Health Plans 1 1 MMIT September 2019 and Accounts Insights 2 https://www.nysenate.gov/legislation/bills/2019/s659/amendment/a Test and Learn Market Introduction Underway Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

40 40 Commercial Payer Update Coverage Decisions Expected to be finalized 1Q20 Plan % of Lives 1 Status 2 CVS 15.4% In discussions ESI 15.3% Adjudicating at T3 as of September 2019 United 7.5% In discussions Anthem 7.3% Adjudicating at T3, no copay as of August 2019 Prime 6.5% In discussions OptumRx 6.1% In discussions Kaiser 4.7% In discussions Aetna 4.0% In discussions Cigna 3.9% Adjudicating at T3 as of August 2019 EnvisionRx 1.8% In discussions Top 10 Plans Account for ~71% of all Commercial Pharmacy Lives Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy. 1 Plan numbers as of May 2019 2 Adjudication status from MMIT September 2019 and Account Insights New New New Kaiser Washington covering at no copay New

Annovera™ (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day

Commercial Payer Update

Coverage Decisions Expected to be finalized 1Q20

Selected Regional Plan Coverage

	Plan	% of Lives[1]	Status[2]
	MC-Rx (ProcareRx)	0.64%	Adjudicating as of April 2019
New	Magellan Rx	0.47%	Adjudicating at no copay as of August 2019
	BCBS of Massachusetts	0.47%	Adjudicating at no copay as of August 2019
New	Excellus	0.27%	Adjudicating as of September 2019
New	EmblemHealth	0.25%	Adjudicating at no copay as of September 2019
New	Wellmark	0.23%	Adjudicating as of August 2019
	Harvard Pilgrim	0.18%	Adjudicating at no copay as of August 2019
	Independent Health Association	0.06%	Adjudicating as of August 2019
New	BC of Idaho	0.00%	Adjudicating at no copay as of September 2019
New	Summacare	0.00%	Adjudicating at no copay as of September 2019
New	Clear Script PBM	0.00%	Adjudicating as of August 2019
New	Univera Healthcare	0.00%	Adjudicating as of August 2019

[1]Plan numbers as of May 2019
[2]MMIT September 2019 and Account Insights

Adjudication of claim by payer: ANNOVERA is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

TherapeuticsMD® For Her. For Life. 41

42 42 11 STATES, plus Washington D.C., REQUIRE COVERAGE WITH NO COPAY REGARDLESS OF ACA DECISION (~51 Million women in these states) ANNOVERA coverage required with no co - pay BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES 1 Data on file (July 2019). 2 Washington State Office of the Insurance Commissioner https://www.facebook.com/WSOIC/photos/starting - in - 2019 - health - plans - in - washington - state - must - cover - all - forms - of - birth - /2485878528095084/ (accessed July 5, 2019). *NY is effective 1/1/2020 2 1 * New ANNOVERA coverage required with co - pay 1

43 43 ANNOVERA coverage required with co - pay 8 STATES REQUIRE COVERAGE WITH COPAY REGARDLESS OF ACA DECISION (~27 Million women in these states) BIRTH CONTROL STATE LAWS REGARDLESS OF ACA MANDATES 1 1 Data on file (July 2019). ANNOVERA coverage required with no co - pay 1

44 44 Market Opportunity Addressable Birth Control Market Rx Options NRx: 28M Percent of Overall Birth Control Market NRx Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Addressable NuvaRing Market NRx: 1.2M Percent of NuvaRing Market NRx Average Net Revenue / Unit 25% 35% 45% 55% $1,000 $300M $420M $540M $660M $1,500 $450M $630M $810M $990M $1,750 $525M $735M $945M $1.15B Market opportunity is calculated by multiplying the annual addressable market times the market share times the average potent ial net revenue per unit.

45 45 Total Addressable Birth Control Market NRx: 28M Average Net Revenue / Unit 1.0% 1.5% 2.0% 2.5% $1,000 $280M $420M $560M $700M $1,500 $420M $630M $840M $1.05B $1,750 $490M $735M $980M $1.2B Percent of Market Based on Patient Count of 2.3M and 4 fills per year Average Net Revenue / Unit 25% 35% 45% 55% $80 $184M $257.6M $331.2M $404.8M $100 $230M $322M $414M $506M Total Addressable FDA Market : 3.8M Total Addressable Compounding Market : 12M Percent of Addressable Market Average Net Revenue / Unit 25% 35% 45% 55% $80 $316M $442.4M $568.8M $695.2M $100 $395M $553M $711M $869 M The Power of the Portfolio Multiple Paths to $1B of Peak Sales Diversified risk with 3 FDA - approved products, creating multiple paths to $1B peak sales opportunity Example: $230M (IMVEXXY), $395M (BIJUVA) and $420M (ANNOVERA) = $1B peak sales potential

46 46 Financial Overview

47 47 2019 Financial Guidance FDA - Approved Products Net Revenue Prenatal Vitamins Net Revenue Total TXMD Net Revenue 3Q2019 Estimate 4Q2019 Estimate FY2019 Estimate $4.50 - 6.50M $2.25 - 2.50M $6.75 - 9.00M $11.00 - 13.00M $1.75 - 2.25M $12.75 - 15.25M $20.75 - 24.75M $8.70 - 9.45M $29.45 - 34.20M Important Guidance Notes: ▪ As our sales force focus shifts to our FDA - approved products and payer headwinds continue to increase for prenatal vitamins, we anticipate prenatal vitamins will continue to become a smaller percentage of overall company revenues

48 48 $300M Non - Dilutive Term Loan Financing Secured Amount ($) TXMD Company Milestone 1 Anticipated Timing Tranche 1 $200 million Closing of the facility Completed in April 2019 Tranche 2 $50 million Designation of ANNOVERA as a new category of birth control by the U.S. Food and Drug Administration on or prior to December 31, 2019 Second Half of 2019 Tranche 3 $50 million Achieving $11 million in net revenues from IMVEXXY, BIJUVA and ANNOVERA for the fourth quarter of 2019 First Quarter of 2020 $200M accessed to date with up to a dditional $100M through Specific Company Milestones 1. TXMD Company Milestones are draw triggers for additional tranches of funding only and are not affirmative covenants that the company must otherwise meet. Ability to draw additional tranches is also subject to satisfaction (or waiver) of other customary conditions precedent.

49 49 TXMD: Financial Snapshot Shares Outstanding 241.2M (as of August 2, 2019 ) Cash $182.8M (as of June 30, 2019 ) Listing Exchange Insider Ownership ~15% (as of June 30, 2019 ) * $300 million non - dilutive term loan facility with TPG Sixth Street Partners (TSSP) entered into on April 24, 2019. The initial tranche of $200 million was drawn on April 24, 2019, with additional tranches of $50 million available to the company upon the designati on of ANNOVERA as a new category of contraception by the U.S. Food and Drug Administration on or prior to December 31, 2019 and ano the r $50 million available to the company upon achieving $11 million in net revenues from IMVEXXY, ANNOVERA and BIJUVA for the fou rth quarter of 2019. A portion of the proceeds ($81M) from the initial tranche of the TSSP facility was used to repay all amounts o utstanding under the company’s prior credit facility. TSSP Facility $300M*

No Image 50 50 CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins The Power of a Women’s Health Portfolio

51 51 Appendix

No Image 52 52 The Power of A Women’s Health Portfolio Market Opportunity 1 Overlapping Prescribers & Patients The Power of 3 Even though there are over 400,000 total writers for these products 2 ~25,000 targets we call on represent over 60% of market opportunity for each product 2 REPRODUCTIVE PORTFOLIO MENOPAUSE PORTFOLIO 5.5M units IMVEXXY 15.8 units BIJVUA 28M units ANNOVERA 1) Symphony Health Integrated Dataverse. 2) I QVIA National Prescriber Level Data.

53 53 Women are Menopausal More Than One - third of Their Lives 1 1. Parish SJ, et al. Menopause. 2018;25(8):937 - 941. 2. North American Menopause Society. Menopause 101. www.menopause.org/for - women/menopauseflashes/menopause - symptoms - and - treatments/menopause - 101 - a - primer - for - the - perimenopausal. Accessed March 25, 2019. 3. US Census Bureau. http://worldpopulationreview.com/countries/united - states - population/ Accessed April 23, 2019 4. North American Menopause Society. Menopause . 2013;20(9):888 - 902. 5. Wysocki S et al. Clin Med Insights Reprod Health . 2014;8:23 - 30. 6. Kingsberg SA et al. J Sex Med. 2013;10(7):1790 - 1799. 7. North American Menopause Society. Menopause. 2013;20(9):888 - 902. Vulvar and Vaginal Atrophy ( VVA ) is a chronic and progressive condition and is unlikely to resolve without medical intervention 4,5 Symptoms of VVA may include: 6,7 ▪ Dyspareunia (vaginal pain associated with sexual activity) ▪ Vaginal dryness ▪ Vaginal and/or vulvar irritation/itching/burning ▪ Bleeding with sexual activity ▪ Dysuria (pain when urinating) Genitourinary Symptoms (Vulvar and Vaginal Atrophy) Median age of menopause onset is 51 years 1,2 AGE (YEARS) 40 50 60 90 80 70 82 years is the median life expectancy of women today 3 Vasomotor Symptoms

IMVEXXY Product Characteristics Compare Favorably[1-9]


Imvexxy
Intrarosa

	Estrogens				Non-estrogens	
Product	Estrace® Cream (estradiol vaginal cream, USP, 0.01%)[1]	Premarin® (conjugated estrogens) Vaginal Cream[2]	Vagifem® (estradiol vaginal inserts)[4]	IMVEXXY® (estradiol vaginal inserts)[5]	Intrarosa® (prasterone) vaginal inserts[7]	Osphena® (ospemifene) tablets, for oral use[8]
	Allergan	Pfizer		TherapeuticsMD For Her. For Life.	amag	DUCHESNAY USA
FDA approval	1984	1978	1999	2018	2016	2013
TRx MSB Dollars of Brand & Generic 2018[9]	$540,000,000	$462,226,000	$420,030,000	$44,000,000	$35,001,000	$73,908,000
2018 Total Units[9]	1,902,000	1,220,000	1,500,000	205,500 (10 months)	169,000	218,000
Method of administration	Vaginal cream	Vaginal cream	Vaginal insert	Vaginal insert	Vaginal insert	Oral tablet
Application	Reusable vaginal applicator- cream	Reusable vaginal applicator- cream	Disposable vaginal applicator- tablet	No applicator needed- softgel vaginal insert	Disposable vaginal applicator- bullet insert	Oral daily tablet
Active ingredient	100 mcg estradiol	625 mcg/g conjugated equine estrogens	10 mcg estradiol	4 mcg or 10 mcg estradiol	6,500 mcg prasterone	60,000 mcg ospemifene
Average maintenance dose	100 mcg 2x/week	312.5 mcg 2x/week	10 mcg 2x/week	4 mcg or 10 mcg 2x/week	6,500 mcg daily	60,000 mcg daily
WAC package price (2019)[10]	$344.78 (42.5-g tube)	$373.56 (30-g tube)	$170.16 (8 tablets)	$180.00 (8 softgel capsules)	$202.00 (28 inserts)	$648.00 (90 tablets)
WAC 28-day supply (2019)[10]	$97.35	$130.75	$170.16	$180.00	$202.00	$201.60

References: 1. Estrace Vaginal Cream [package insert]. Irvine, CA: Allergan USA, Inc.; 2017. **2.** Premarin Vaginal Cream [package insert]. Philadelphia, PA: Wyeth Pharmaceuticals Inc., a subsidiary of Pfizer Inc.; 2017. **3.** Estring [package insert]. New York, NY: Pharmacia & Upjohn Company LLC, a subsidiary of Pfizer Inc.; 2017. **4.** Vagifem [package insert] Plainsboro, NJ: Novo Nordisk Inc.; 2017. **5.** IMVEXXY [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. **7.** Intrarosa [package insert]. Waltham, MA: AMAG Pharmaceuticals, Inc.; 2017. **8.** Osphena [package insert]. Florham Park, NJ: Shionogi Inc.; 2015. **9.** Symphony Health Solutions PHAST Data powered by IDV; Annual 2018 and Imvexxy is 10 months data through May 2019 [a. [2017 Estrace and generics (Teva, Mylan, Impax & Alvogen) and 2017 Vagifem, Yuvafem (authorized generic of Vagifem), and Teva generic] **10.** AnalySource. January 2019.

There have been no head-to-head trials between IMVEXXY and any of the products listed above.
All trademarks are the property of their respective owners.
Abbreviations: WAC, wholesale acquisition cost.

TherapeuticsMD For Her. For Life. 54

55 55 • Commercial Average Non Preferred Copay is $59 • IMVEXXY co - pay card offer can bring this down to $35 Source: 2018 Employer Health Benefits Survey, Section 9: Prescription Drug Benefits (KFF, Oct. 3, 2018), https://www.kff.org/report - section/2018 - employer - health - benefits - survey - section - 9 - prescription - drug - benefits/ (accessed June 5, 2019). Commercial Average Non Preferred Copay

56 56 Medicare Part D Median Preferred Copay is $40 S ource: Juliette Cubanski, Anthony Damico, and Tricia Neuman, Medicare Part D: A First Look at Precription Drug Plans in 2019 (Kff, Oct. 16, 2018), https://www.kff.org/report - section/medicare - part - d - a - first - look - at - prescription - drug - plans - in - 2019 - tables/ (accessed June 5, 2019). Medicare Part D Median Preferred Copay

57 57 IMVEXXY Quarterly Performance $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 3Q18 4Q18 1Q19 2Q19 Quarterly Net Revenue 3Q18 4Q18 1Q19 2Q19 0 20 40 60 80 100 120 3Q18 4Q18 1Q19 2Q19 Quarterly Scripts to Patients 3Q18 4Q18 1Q19 2Q19 Thousands Thousands 55% 41%

ANNOVERA Key Attributes

	Oral Contraceptives	Vaginal Ring NuvaRing®	Contraceptive Injection	Vaginal System ANNOVERA™	IUDs
Duration of Action	Daily pill intake	1 month (21/7 regimen)	3 months	1 year (21/7 regimen)	3-10 years
Patient Control	Stop at any time	Removable at any time	Stop at any time, but residual effects for 3 months	Removable at any time	Procedure required
Nulliparous Women	Yes	Yes	Yes	Yes	Not universally acceptable
Product Administration	Oral intake	Patient administered Flexible vaginal ring	Physician in-office injection every 3 months	Patient administered Soft and pliable ring-shaped vaginal system	Physician in-office procedure for insertion and removal
Patient Convenience	Daily pill presents compliance and adherence risks; potential increase in unplanned pregnancies	Monthly pharmacy visit	Physician in-office injection, prescriber stocking required	Annual pharmacy visit	Physician in-office procedure, prescriber stocking required
Healthcare Provider Convenience	Filled at pharmacy	Filled at pharmacy; Refrigeration required prior to being dispensed	Prescriber required to hold inventory	Filled at pharmacy; No refrigeration; No inventory or capital outlay	Prescriber required to hold inventory
Yearly WAC	Lo Loestrin® Fe: $1,829.36	NuvaRing® $2,114.19	Depo-Provera® $799.12	$2,000	Liletta® $749.40 + $425.25 for insertion/removal Plus office visits and screenings

All trademarks are the property of their respective owners.

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For Her. For Life.
58

59 59 Top Contraceptive Products Based on Revenue $750 $528 $495 $722 $0 $300 $600 $900 MIRENA® IUD FAMILY (INCLUDES MIRENA, KYLEENA® & SKYLA®) LO LOESTRIN® FE BIRTH CONTROL PILL NEXPLANON® IMPLANT NUVARING® 2018 Net Revenue (Millions) Net Revenue (M) This includes 3 Company filings; Net sales as reported in 2018 company filings All trademarks are property of their respective owners .